EXHIBIT 99.1

SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT (this “Agreement”) is made as of December 7, 2006  (the “Execution Date”) by and between Assured Guaranty US Holdings Inc., a Delaware corporation (“AGUS”), and ACE Bermuda Insurance Ltd., a Bermuda company (“Stockholder”).

W I T N E S S E T H:

WHEREAS, Stockholder owns 26,000,000 common shares of Assured Guaranty Ltd. (“AGO”); and

WHEREAS, Stockholder wishes to sell, and AGUS wishes to purchase, a number of common shares of AGO (the “Shares”) equal to the number of whole shares obtained by dividing $150,000,000 by the Purchase Price (as defined below) (rounded down to the nearest whole number); and

WHEREAS, the parties hereto desire to provide for the sale and transfer of the Shares (the “Transaction”).

NOW THEREFORE, in consideration of the foregoing and the mutual covenants, agreements and warranties herein contained, the parties agree as follows:

SECTION 1.  Purchase and Sale of Shares.  Stockholder agrees to sell to AGUS, and AGUS agrees to purchase from Stockholder, the Shares, free and clear of all liens, security interests, claims and encumbrances whatsoever, at a per Share price (the “Purchase Price”) equal to the closing price for the common shares of AGO on the New York Stock Exchange on the Execution Date.  The aggregate purchase price shall be paid by wire transfer in accordance with the wire transfer instructions provided by Stockholder.  Payment shall be made on the New York Stock Exchange trading day on which each of the closing conditions set forth in Section 4 is satisfied (the “Payment Date”).  Each party will make a good faith effort to complete the closing conditions set forth in Section 4 on or before January 8, 2007.

SECTION 2.  Representations and Warranties of Stockholder.  Stockholder represents and warrants to AGUS as of the Execution Date and as of the Payment Date (as if such representations and warranties were made on the Payment Date) as follows:

(a)           Stockholder is a corporation validly existing and in good standing under the laws of its jurisdiction of incorporation.

(b)           Stockholder has the requisite corporate power and authority to enter into this Agreement and to consummate the sale of the Shares contemplated hereby.  No consent, approval, authorization or order of, or filing with, any governmental agency or body is required by or on behalf of Stockholder for the sale of the Shares by Stockholder pursuant to this Agreement except such consents, approvals, authorizations, orders or filings which if not obtained would not have a material adverse effect on the sale of the Shares by Stockholder.  This Agreement has been duly authorized, executed and delivered by Stockholder and constitutes a valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except as enforcement hereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) equitable principles of general applicability.

(c)           Stockholder owns the Shares free and clear of any liens, security interests, claims or encumbrances whatsoever (except to the extent created under this Agreement).

(d)           Stockholder has not used any broker or finder in connection with the transactions contemplated hereby, and AGUS will not have any liability or otherwise suffer or incur any loss as a result of or in connection with any brokerage or finder’s fee or other commission of any person retained by Stockholder in connection with the transactions contemplated by this Agreement.

SECTION 3.  Representations and Warranties of AGUS.  AGUS represents and warrants to Stockholder as of the Execution Date and as of the Payment Date (as if such representations and warranties were made on the Payment Date) as follows:

(a)           AGUS is a company validly existing and in good standing under the laws of its jurisdiction of incorporation.

(b)           AGUS has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  The execution, delivery and performance by AGUS of this Agreement have received all requisite corporate approvals and no other actions or proceedings on the part of AGUS, or any other party or any governmental entity, are necessary to authorize this Agreement and the transactions contemplated hereby.  AGUS has duly and validly executed and delivered this Agreement.  This Agreement constitutes a legal, valid and binding obligation of AGUS, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies whether in law or in equity.

(c)           AGUS has not used any broker or finder in connection with the transactions contemplated hereby and Stockholder will not have any liability or otherwise suffer or incur any loss as a result of or in connection with any brokerage or finder’s fee or other commission of any person retained by AGUS in connection with the transactions contemplated by this Agreement.

(d)           Any securities issued by AGUS or any of its subsidiaries to finance the Transaction will not be common shares or securities convertible into common shares of AGO.

SECTION 4.  Closing Deliveries.  AGUS’s obligation to pay for the Shares is subject to the following conditions:

(a)                                                        receipt by Bank of New York , AGO’s transfer agent, of the original share certificates for the Shares with duly executed stock powers and

(b)                                      consummation by AG US or a subsidiary thereof of an offering of not less than      US$150,000,000 of junior subordinated debentures with terms acceptable to AG US in its sole discretion, which terms shall include AG US receiving written confirmation from Moody’s Investors Service, Inc. that not less than 75% of the principal amount of such debentures shall be treated as equity for rating purposes.

 SECTION 5.  Miscellaneous.

(a)           Expenses.  Each party hereto shall bear its own expenses with respect to the transactions contemplated hereby.  AGUS shall pay all sales, use, stamp, transfer, service, recording and like taxes or fees, if any, imposed by any governmental authority in connection with its purchase of the Shares.

(b)           Amendment.  This Agreement may be amended, modified or supplemented but only in writing signed by Stockholder and AGUS.

(c)           Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(d)           Applicable Law.  This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without giving effect to the principles of conflicts of law thereof.

(e)           Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  This Agreement may not be assigned, in whole or in part, by either party without the prior written consent of the other party.

(f)            Termination.  This Agreement may be terminated by either ACE or AG US if the conditions set forth in Section 4 hereof have not been satisfied on or before January 8, 2007; provided that this Agreement may not be terminated by a party that is in material breach of any representation, warranty, covenant or agreement contained herein.  In the event of termination of this Agreement, this Agreement (other than this Section 5) shall become void and of no effect with no liability (other than as set forth in the proviso at the end of this sentence) on the part of any party to this Agreement; provided, however, no such termination shall relieve any party to this Agreement from any liability for damages resulting from any breach of this Agreement.

(g)           Press Releases.  Each party shall give the other party prior notice of and a copy of any press to be issued regarding this agreement.

(f)            Entire Understanding.  This Agreement sets forth the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings among the parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

ASSURED GUARANTY US HOLDINGS INC.

By:
Name:
Title:

By:
Name:
Title:

ACE BERMUDA INSURANCE LTD.

By:
Name:
Title: